UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 2, 2009

____________________________

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(603) 727-8613

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 2, 2009, Diagnostic Imaging International Corp. (“DIIG”) completed its previously announced purchase of all of the outstanding shares of capital stock of Canadian Teleradiology Services (“CTS”) from CTS’ stockholders. As a result, CTS is now a wholly-owned subsidiary of DIIG.

Under the terms of the acquisition agreement, as amended, all of the outstanding shares of CTS were acquired for:

●

a cash payment of CDN$400,000;

●

a non-interest bearing promissory note in the principal amount of CDN$300,000, payable in 12 months and secured by DIIG’s shares in and the assets of CTS;

●

500,000 shares of common stock of DIIG; and

●

an earn-out for the selling shareholders aggregating 500,000 shares of common stock of DIIG, pro rata to the selling shareholders, payable on March 2, 2010 if and only if the revenues of CTS for fiscal year 2008 are at or above 90% of the fiscal year 2007 revenues of CTS.

In addition, from the aggregate CND$400,000 cash payment they received from DIIG, the previous stockholders of CTS loaned CDN$125,000 to CTS to pay some accounts payable liabilities owed by CTS prior to consummation of the transaction. This loan is memorialized by a promissory note, secured by DIIG’s shares in and assets of CTS, payable within 60 days.

Item 3.02  Unregistered Sales of Equity Securities.

On March 2, 2009, DIIG raised $361,136 in gross proceeds in a private placement to accredited investors of 2,407,579 shares of its common stock and warrants to purchase 1,203,790 shares of its common stock. The Company sold the shares of common stock and warrants to the investors in Units, at a price of $0.30 per Unit. Each Unit consisted of two shares of common stock and one warrant to purchase one share of common stock. The warrants are immediately exercisable at an exercise price of $0.30 per share and expire on March 2, 2011. DIIG used the net proceeds from the private placement in connection with the acquisition described in Item 2.01 above.

The securities issued are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. The securities were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D thereunder.

Item 9.01  Financial Statements and Exhibits

a)  Financial Statements

None required

b)  Pro Form Financial Information

None required

c)  Shell Company Transactions

Not applicable

d)  Exhibits

99.1

Acquisition Agreement.

99.2

Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.
(Registrant)

Date:  March 4, 2009

By:

/s/ Richard Jagodnik

Richard Jagodnik, Chief Executive Officer

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